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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of Earliest Event Reported): August 11, 2006
                                                        (August 14, 2006)

                            CRIMSON EXPLORATION INC.
               (Exact Name of Registrant as Specified in Charter)


           Delaware                      000-21644               20-3037840
(State or Other Jurisdiction of   (Commission File Number)     (IRS Employer
        Incorporation)                                       Identification No.)


          480 N. Sam Houston Parkway E., Suite 300, Houston Texas 77060
                    (Address of Principal Executive Offices)

                                 (281) 820-1919
              (Registrant's telephone number, including area code)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02         Results of Operations and Financial Condition.

     On August 11, 2006, Crimson Exploration Inc. issued a press release announcing financial results for the quarter ended June 30, 2006 and recent operational activity. The Company also announced that management will hold a conference call to discuss the information in the press release on Monday, August 14, 2006 at 1:30 p.m. CST. The press release is included in this report as Exhibit 99.1.

     The information contained in Exhibit 99.1 is incorporated herein by reference. The information in this Current Report is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.

Item 9.01         Financial Statements and Exhibits.

(c)      Exhibits

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           Exhibit Number                              Description
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Exhibit 99.1                              Press Release dated August 11, 2006
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               GULFWEST ENERGY INC.

Date:    August 14, 2006                       /s/ E. Joseph Grady
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                                               E. Joseph Grady
                                               Chief Financial Officer and
                                               Senior Vice President


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                                  Exhibit Index
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           Exhibit Number                              Description
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Exhibit 99.1                              Press Release dated August 11, 2006
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